             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K

                       CURRENT REPORT


            Pursuant to Section 13 or 15 (d) of
            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event
                reported): December 6, 1994

             THE BANK OF NEW YORK COMPANY, INC.
             ----------------------------------
   (exact name of registrant as specified in its charter)


                          NEW YORK
                          --------
       (State or other jurisdiction of incorporation)



          1-6152                        13-2614959
          ------                        ----------
     (Commission file number)        (I.R.S. employer
                                   identification number)


     48 Wall Street, New York, NY            10286
     ----------------------------            -----
     (Address of principal                (Zip code)
      executive offices)

          212 - 495 - 1784
          ----------------
     (Registrant's telephone number,
          including area code)
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Item 5    Other Events
- ------    ------------

     Four exhibits are filed herewith in connection with the Registration Statements on Form S-3 (File Nos. 33-51984 and 33-50333) filed by The Bank of New York Company, Inc. (the "Company") with the Securities and Exchange Commission covering the Company's 8.50% Subordinated Notes due 2004 (the "Notes"), issuable under an Indenture, dated as of October 1, 1993 between the Company and Nationsbank of Georgia, National Association. The exhibits consist of the Underwriting Agreement, dated December 6, 1994, between the Company and UBS Securities Inc, (the "Underwriting Agreement"); the Form of Note; an Officers' Certificate pursuant to Section 301 of the Indenture; and the opinion of counsel as to the legality of the Notes.

Item 7    Financial Statements, Pro Forma Financial
- ------    Information and Exhibits
          -----------------------------------------

(c) Exhibits

          The following exhibits are filed herewith:

     1    Form of Underwriting Agreement, dated December 6,
          1994 between the Registrant and UBS Securities Inc., as Underwriter.

     4    Form of Registrant's 8.50% Note due December 15,
          2004.

     4.1 Officers' Certificate pursuant to Section 301 of the Indenture.

     5    Opinion of Paul A. Immerman, Esq.

     23   Consent of Paul A. Immerman, Esq. (included in
          Exhibit 4)
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                         SIGNATURE
                         ---------

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 13, 1994

                         The Bank of New York Company, Inc.


                      By: /s/ Robert E. Keilman
                         ----------------------------------

                    Name: Robert E. Keilman
                   Title: Comptroller
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                       EXHIBIT INDEX


Exhibit No.    Description

     1         Form of Underwriting Agreement, dated
               December 6, 1994 bewtween the Registrant and UBS Securities Inc., Underwriter.

     4         Form of Registrant's 8.50% Note due December
               15, 2004.

     4.1 Officers' Certificate pursuant to Section 301 of the Indenture.

     5         Opinion of Paul A. Immerman, Esq.

     23 Consent of Paul A. Immerman, Esq. (included in Exhibit 4)